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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 19, 2017 (October 18, 2017)

HOLLYFRONTIER CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐
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Item 1.01  Entry into a Material Definitive Agreement.

On October 18, 2017, HEP Logistics Holdings, L.P. (“HEP GP”), a wholly-owned subsidiary of HollyFrontier Corporation (“HollyFrontier”) and the general partner of Holly Energy Partners, L.P. (“HEP”), entered into an equity restructuring agreement (the “Equity Restructuring Agreement”) with HEP, pursuant to which the HEP incentive distribution rights held by HEP GP will be cancelled and the 2% general partner interest in HEP held by HEP GP will be converted into a non-economic general partner interest in HEP (together, the “GP/IDR Restructuring”). In consideration for the GP/IDR Restructuring, HEP will issue to HEP GP 37,250,000 HEP common units.

Subject to the terms and conditions of the Equity Restructuring Agreement, simultaneously with the closing of the GP/IDR Restructuring, HEP GP will amend and restate the First Amended and Restated Agreement of Limited Partnership of HEP, dated as of July 13, 2004, as amended (as amended and restated, the “Second Amended and Restated HEP Partnership Agreement”) to reflect the GP/IDR Restructuring. The Second Amended and Restated HEP Partnership Agreement will also reflect HEP GP’s agreement to forgo $2.5 million in distributions per quarter for 12 consecutive quarters (for an aggregate of $30 million) beginning with the first quarter in which units issued as consideration for the GP/IDR Restructuring are eligible to receive distributions.

The closing of the GP/IDR Restructuring is subject to the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (‘‘HSR’’) and is expected to occur in the fourth quarter of 2017. The Equity Restructuring Agreement contains customary representations, warranties and covenants and may be terminated by either party if HSR approval is not obtained on or prior to November 30, 2017.

The disclosure contained in this Item 1.01 does not purport to be a complete description of the Equity Restructuring Agreement and is qualified in its entirety by reference to the Equity Restructuring Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference into this Item 1.01.

The Equity Restructuring Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto or to modify or supplement any factual disclosures about HollyFrontier, in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Equity Restructuring Agreement includes representations, warranties and covenants of the parties thereto made solely for purposes of the Equity Restructuring Agreement and solely for the benefit of the parties to the Equity Restructuring Agreement, and which may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Equity Restructuring Agreement. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Equity Restructuring Agreement or any of their respective subsidiaries or affiliates. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the SEC filings of the parties or may have been used for purposes of allocating risk among the parties to the Equity Restructuring Agreement rather than establishing matters as facts.

Item 7.01 Regulation FD Disclosure.

On October 19, 2017, HollyFrontier and HEP issued a press release announcing the execution of the Equity Restructuring Agreement and an investor presentation related to the Equity Restructuring Agreement, copies of which are being furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.
The information provided in this Item 7.01 (including Exhibit 99.1 and 99.2) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
2.1	Equity Restructuring Agreement, dated as of October 18, 2017, by and between HEP Logistics Holdings, L.P. and Holly Energy Partners, L.P.*
99.1	Press release of HollyFrontier and HEP issued October 19, 2017.
99.2	Presentation for Investor Conference Call held by HollyFrontier and HEP on October 19, 2017.

* Certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted exhibits to the SEC upon request.

Forward-Looking Statements.
The statements contained herein relating to matters that are not historical facts are "forward-looking statements" within the meaning of the federal securities laws. These statements are based on HollyFrontier's beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although HollyFrontier believes that such expectations reflected in such forward-looking statements are reasonable, HollyFrontier cannot give assurance that such expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to:

•	failure of HEP GP to successfully close the transaction with HEP;

•	failure to receive required governmental approvals to close the transaction;

•	the availability and cost of additional debt and equity financing;

•	the possibility of reductions in production or shutdowns at HollyFrontier refineries;

•	the effects of current and future government regulations and policies;

•	HollyFrontier's operational efficiency in carrying out routine operations and capital construction projects;

•	the possibility of terrorist attacks and the consequences of any such attacks;

•	general economic conditions; and

•	other financial, operations and legal risks and uncertainties detailed from time to time in HollyFrontier's Securities and Exchange Commission filings.
The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:        /s/ Richard L. Voliva III
Name:    Richard L. Voliva III
Title:     Executive Vice President and Chief Financial Officer

Date:    October 19, 2017

EXHIBIT INDEX

Exhibit No.	Description
2.1	Equity Restructuring Agreement, dated as of October 18, 2017, by and between HEP Logistics Holdings, L.P. and Holly Energy Partners, L.P.*
99.1	Press release of HollyFrontier and HEP issued October 19, 2017.
99.2	Presentation for Investor Conference Call held by HollyFrontier and HEP on October 19, 2017.
* Certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted exhibits to the SEC upon request.